SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.   20549


                            FORM 8-K


                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                         August 13, 1996
        Date of Report (Date of earliest event reported)


                   AMERICAN OILFIELD DIVERS, INC.
       (Exact  name  of Registrant as specified in its charter)


 LOUISIANA                       0-22032                  72-0918249
(State or other jurisdiction   (Commission              (I.R.S. Employer
  of incorporation)             File Number)          Identification Number)




                    130 East Kaliste Saloom Road
                    Lafayette, Louisiana 70508
         (Address of principal executive offices) (Zip Code)




                           (318) 234-4590
           (Registrant's telephone number, including area code)



                            Not Applicable
       (Former name or former address, if changed since last report)

     Item 5.  Other Events.

              On August 13, 1996, American Oilfield Divers,Inc. ("Registrant") announced its earnings for the quarter ended June 30, 1996 and related matters. Such matters are described in the press release attached hereto as Exhibit 99.1.

     Item 7.   Financial Statements and Exhibits.

               (a)  No financial statements are filed with this report.

               (b)  Exhibits.

                    99.1 Press release issued by the Registrant on August 13,
                         1996 concerning earnings for the quarter ended
                         June 30, 1996 and related matters.

                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              By:  /s/   Cathy  M. Green
                                   ___________________________
                                         Cathy M. Green
                                     Vice President - Finance
                                    and Chief Financial Officer

          Dated: August 19, 1996